CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares shares in Thousands	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Preferred stock par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Preferred Stock, Shares Authorized	10,000	10,000	10,000
Preferred Stock, Shares Issued	0	0	0
Common stock par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, Shares Authorized	40,000	40,000	40,000
Common Stock, Shares, Issued	6,902	6,713	5,713
Common Stock, Shares, Outstanding	6,902	6,713	5,713